UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-41871	91-1069248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sterling Plaza 2 3rd Floor 3545 Factoria Blvd SE
Bellevue, Washington		98006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 206 674-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EXPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2025, Expeditors International of Washington, Inc. (the “Company”) entered into employment agreements with Kelly K. Blacker, President, Global Geographies; Blake R. Bell, President, Global Business Development; and Bradley S. Powell, Senior Vice President and Chief Financial Officer (hereinafter “Employment Agreements”).

Under the terms of the Employment Agreements, Ms. Blacker and Messrs. Bell and Powell will receive an annual base salary of $100,000, subject to periodic review and adjustment by the Company’s Board of Directors or its Compensation Committee. Ms. Blacker and Messrs. Bell and Powell are also eligible to receive incentive-based compensation as established by the Company’s Board of Directors or its Compensation Committee.

The Employment Agreements also provide for severance benefits in the event of a termination without cause, subject to a release of claims or resignation. The Employment Agreements contain a mandatory six-month non-compete and 12-month non-solicitation provision.

There are no family relationships between Ms. Blacker or Messrs. Bell or Powell and any director or executive officer of the Company, and there are no related party transactions that would require disclosure under Item 404(a) of Regulation S-K, except as already disclosed in the most recent Proxy Statement filed on March 25, 2025.

Ms. Blacker’s Employment Agreement is effective as of April 1, 2025. Messrs. Bell’s and Powell’s Employment Agreements are effective May 20, 2025. Messrs. Bell and Powell each received a payment of $5,000 as consideration for entering into these new Employment Agreements.

Item 9.01 Financial Statements and Exhibits.

(d) The following items are filed as exhibits to this report:

10.25	Form of Employment Agreement executed by Bradley S. Powell, Expeditors' Senior Vice President and Chief Financial Officer dated May 21, 2025
10.26	Form of Employment Agreement executed by Blake R. Bell, Expeditors' President, Global Business Development dated May 21, 2025
10.27	Form of Employment Agreement executed by Kelly K. Blacker, Expeditors' President, Global Geographies dated May 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

Date:	May 23, 2025	By:	/s/ Bradley S. Powell
Bradley S. Powell, Senior Vice President and Chief Financial Officer